Exhibit 32.1

                    CERTIFICATION PURSUANT TO
          18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of IMEDIA INTERNATIONAL INC (the Company), does hereby certify, to such officer's knowledge, that:

..   The Quarterly Report on Form 10-QSB for the quarter ended September 30,
    2005 of the Company fully complies, in all material respects, with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

..   information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 18, 2005



                                   /s/ David MacEachern
                                   ------------------------
                                   David MacEachern
                                   Chief Executive Officer


                                   /s/ Franklin Unruh
                                   -------------------------
                                   Franklin Unruh
                                   Chief Financial Officer